LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 5, 2011 TO

SUMMARY PROSPECTUS DATED OCTOBER 4, 2010 OF

LEGG MASON GLOBAL CURRENTS INTERNATIONAL

SMALL CAP OPPORTUNITY FUND

The last two sentences of the legend on the cover of the Fund’s Summary Prospectus are deleted and replaced with the following:

You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated October 4, 2010, as supplemented on March 1, 2011 and May 5, 2011, and as may be amended or further supplemented, and the fund’s statement of additional information, dated October 4, 2010 and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus.

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